UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2026, Pro-Dex, Inc. (the “Company”) entered into a Third Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net (the “Third Amendment”) with Irvine Business Properties, a California general partnership (“Lessor”), with an effective date of August 18, 2026. The Third Amendment amends that certain Standard Industrial Commercial Multi-Tenant Lease – Net (the “Lease”) between the Company and Lessor dated August 17, 2007, as amended by the First Amendment to Lease dated July 1, 2013 (the “First Amendment”) and by the Second Amendment to Lease dated September 19, 2017 (the “Second Amendment”). The Lease covers approximately 28,180 square feet of office and industrial space located at 2361 McGaw Avenue, Irvine, California that comprises the Company’s executive offices and Irvine, California manufacturing facility.

The Third Amendment extends the term of the Lease to September 30, 2030, and beginning on October 1, 2027 contemplates 3.5% annual base rent increases. As result, the base rent is $49,281.75 per month from October 1, 2027 through September 30, 2028, and increases by 3.5%, or $1,724.86 per month, on October 1, 2028 and an additional 3.5% per month, or $1,785.23 per month, on October 1, 2029.

Except as expressly set forth in the Third Amendment, the remaining terms of the Lease remain unchanged. A complete copy of the Lease is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 23, 2007 and is incorporated herein by reference. A complete copy of the First Amendment is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 17, 2013 and is incorporated herein by reference. A complete copy of the Second Amendment is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 20, 2017 and is incorporated herein by reference. A complete copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Any summary or description contained herein of either the Lease, the First Amendment, the Second Amendment or the Third Amendment is qualified in its entirety by reference to the complete text of the Lease as amended by the First, Second and Third Amendments.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Standard Industrial/Commercial Multi-Tenant Lease – Net by and between Irvine Business Properties and Pro-Dex, Inc., effective August 18, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2026	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer